EXHIBIT 10.1


                                                                  Execution Copy



                            NOTE PURCHASE AGREEMENT

                                     among


                          DOCTORS HEALTH SYSTEM, INC.,

                             GENESIS HOLDINGS, INC.

                                      and

                         GENESIS HEALTH VENTURES, INC.




                          dated as of January 31, 1997


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                            NOTE PURCHASE AGREEMENT


                  THIS NOTE PURCHASE AGREEMENT is entered into as of January 31, 1997 among Doctors Health System, Inc., a Maryland corporation (the "Company"), Genesis Holdings, Inc., a Delaware corporation (the "Investor"), and Genesis Health Ventures, Inc., a Pennsylvania corporation ("GHV").


                  WHEREAS, the Company and GHV entered into a Stock Purchase Agreement dated as of September 4, 1996 (the "Stock Purchase Agreement") pursuant to which GHV purchased 571,428 shares of the Company's Series C Preferred Stock (the "Series C Preferred");


                  WHEREAS, the Investor is a wholly-owned subsidiary of GHV; and


                  WHEREAS, the Company desires to issue to the Investor, and the Investor desires to subscribe for and acquire from the Company, a convertible, subordinated note of the Company, upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:


1.        DEFINITIONS

                  For  all  purposes  of  this   Purchase   Agreement,   certain
capitalized terms specified in Exhibit A shall have the meanings set forth in that Exhibit A, except as otherwise expressly provided.


2.        SALE AND PURCHASE OF NOTE


         2.1.      Sale and Purchase of Note

                  On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions hereof, the Company agrees to issue to the Investor, and the Investor agrees to purchase from the Company, a convertible subordinated note of the Company due on the Maturity Date in the maximum principal amount of $5,000,000 and in the form attached hereto as Exhibit B (the "Note") for an aggregate purchase price of up to

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$5,000.000  in  cash  paid  in the form of advances pursuant to Section 2.2. The terms of the Note are hereby incorporated herein by reference.


         2.2.      Purchase Price; Advances

                  Subject to the terms and conditions of this Purchase Agreement and provided no Default has occurred and is continuing, the Investor shall pay the purchase price for the Note to the Company in the form of one or more advances ("Advances").

                  2.2.1. Initial Advance. Subject to the limitations set forth below, the Investor shall make an Advance to the Company (the "Initial Advance") in an amount not greater than the Company's projected cash needs for the 60 days following the Closing as set forth in an Advance Request (in substantially the form attached hereto as Exhibit C) submitted by the Company to, and approved by, the Investor. The Initial Advance shall be payable to the Company by wire transfer of immediately available funds at the Closing.

                  2.2.2. Future Advances. Subject to the limitations set forth below and commencing after April 1, 1997, the Investor shall make monthly Advances to the Company ("Future Advances") as requested by the Company in Advance Requests, provided, that a Future Advance may not exceed the Company's projected cash needs for the 30 days following submission of the Advance Request and such Advance Request is approved by the Investor. Provided that all conditions to the making of a Future Advance as set forth in Section 9 have been satisfied, Future Advances shall be payable to the Company by wire transfer of immediately available funds no later than two Business Days following delivery of the Advance Request to the Investor.

                  2.2.3. Maximum Amount of Any Advance. No Advance shall exceed the lesser of (a) $5,000,000, (b) $5,000,000 minus the aggregate amount of all prior Advances plus the aggregate amount of all repayments and prepayments of principal pursuant to Section 2.4 or (b) the projected cash needs of the Company, as approved by the Investor, for the following 60 days in the case of the Initial Advance and 30 days in the case of Future Advances.


         2.3.      Interest

                  The aggregate unpaid principal amount of each Advance from time to time outstanding shall bear interest, from the date of such Advance until paid in full, at an annual rate of interest equal to 11%. Payment of all accrued interest shall be made by the Company on the Maturity Date by issuing to the Investor the number of shares of Series C Preferred derived by dividing (x) the aggregate dollar

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amount  of  all such accrued  interest by (y) 14. The issue price of such shares of Series C Preferred shall be $14 per share.


         2.4.      Repayments and Prepayments

                  2.4.1. Maturity Date. The entire outstanding principal amount of all Advances (the "Outstanding Principal Amount") shall become absolutely due and payable by the Company to the Investor upon the earlier to occur of (a) January 31, 1999 or (b) the closing date of a financing (the "Permanent Financing") of up to $25,000,000 in additional debt and/or equity by the Company (the "Maturity Date"), unless Investor exercises its right to convert the Outstanding Principal Amount into Series C Preferred or the Permanent Financing in accordance with the terms hereof.

                  2.4.2. Prepayments. The Company shall have the right to prepay the Outstanding Principal Amount in full or in part at any time without premium or penalty, provided, however that the Company shall notify the Investor at least 30 days prior to any prepayment and the Investor shall have 20 days after such notice to elect to convert the portion of the Outstanding Principal Amount that the Company proposes to prepay into shares of Series C Preferred Stock at the Conversion Price provided for in Section 2.5.


         2.5.      Conversion

                  2.5.1. At Maturity Date. At the Maturity Date, the Investor may elect to (A) convert all or a portion of the Outstanding Principal Amount into the number of shares of Series C Preferred derived by dividing (x) the Outstanding Principal Amount (or the portion thereof to be converted) by (y) the Conversion Price or (B) incorporate the Outstanding Principal Amount as debt or equity in the Permanent Financing.

                  2.5.2. Upon Prepayment. As provided in Section 2.4.2 above, the Investor shall have the right to convert any portion of the Outstanding Principal Amount that the Company proposes to prepay into the number of shares of Series C Preferred derived by dividing (x) the portion of the Outstanding Principal Amount to be prepaid by (y) the Conversion Price.

                  2.5.3. Mandatory Conversion. In the event that, prior to the Maturity Date, the Company closes the loan facility committed by the holder of the Company's Series A Preferred Stock in an amount of at least $10,000,000, the Company shall have the right to require the Investor to convert the Outstanding Principal Amount into the number of shares of Series C Preferred derived by dividing (x) the Outstanding Principal Amount by (y) the Conversion Price. Such

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mandatory conversion right shall be exercisable by the Company by written notice to the Investor no later than 15 days prior to the closing of such loan facility.

                  2.5.4. Conversion Price. For purposes hereof, the Conversion Price shall be the lesser of (a) the purchase price per share for each issuance of Series C Preferred upon any conversion pursuant to this Section 2.5 which results in a weighted average price of all issued and outstanding shares of Series C Preferred, including the shares issued in such conversion, of $14.00 per share or (b) the purchase price per share of Series C Preferred used in the Permanent Financing (if the Permanent Financing involves issuance of Series C Preferred).

3.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  Except as specifically set forth in the Disclosure Schedule (with no disclosure to be deemed to apply with respect to any Section of this Purchase Agreement to which it does not expressly refer), the Company represents and warrants (which representations and warranties shall be deemed to include the disclosure with respect thereto so specified in the Disclosure Schedule) to the Investor as follows:


         3.1.      Organization and Standing

                  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and has the full and unrestricted corporate power and authority to own, operate and lease its Assets, to carry on its business as currently conducted, to execute and deliver this Purchase Agreement and to carry out the transactions contemplated hereby. There is no state, country or territory wherein the absence of licensing or qualification as a foreign corporation would have a material adverse effect upon the business of the Company as currently conducted.


         3.2.      Subsidiaries

                  The Company has no Subsidiaries and no equity investment or other interest in, nor has the Company made advances or loans to, any corporation, association, partnership, joint venture or other entity, except as set forth in the Disclosure Schedule. Section 3.2 of the Disclosure Schedule sets forth (a) the authorized capital of each direct and indirect Subsidiary of the Company and the percentage of the outstanding capital of each Subsidiary directly or indirectly owned by the Company, and (b) the nature and amount of any such equity investment or other equity interest. All equity capital of Subsidiaries directly or indirectly held by the Company has been duly authorized and validly issued and is outstanding, fully paid and nonassessable. Except as set forth in the Disclosure Schedule, the Company directly, or indirectly through wholly owned Subsidiaries,

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owns all such equity capital of the direct  or indirect  Subsidiaries  free  and clear of all Encumbrances. Each Subsidiary is duly organized, validly existing and in good standing (or its local equivalent) under the laws of its state or jurisdiction of organization (as listed in the Disclosure Schedule), and has the full and unrestricted corporate power and authority to own, operate and lease its Assets and to carry on its business as currently conducted. Each Subsidiary is registered to conduct business and is in good standing in the states, countries and territories listed in the Disclosure Schedule. There is no state, country or territory wherein the absence of registration as a foreign corporation would have a material adverse effect upon the business of the Subsidiaries as currently conducted.


         3.3.      Articles of Incorporation and Bylaws

                  The Company has delivered to the Investor (i) a true and complete copy of the Restated Articles and the bylaws, as currently in effect and certified by the secretary of the Company, and (ii) a true and complete copy of the organizational documents of each Subsidiary, as currently in effect. Such copies are attached as exhibits to, and part of, Section 3.3 of the Disclosure Schedule.


         3.4.      Capitalization

                  Upon the filing of the Restated Articles, the authorized capital stock of the Company and the outstanding shares of capital stock of the Company as of the date hereof will be as set forth in Section 3.4 of the Disclosure Schedule. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of capital stock of the Company or any Subsidiary have been reserved for any purpose, other than issuance of capital stock in amounts set forth in Section 3.4 of the Disclosure Schedule (i) pursuant to the Company's Omnibus Stock Option Plan , (ii) upon the conversion of Series A Preferred Stock and the Series B Preferred Stock, (iii) upon the exercise of the Common Stock Warrants (as defined in Section 3.4 of the Disclosure Schedule) and (iv) pursuant to the Option Agreement. Except as set forth in Section 3.4 of the Disclosure Schedule, there are no outstanding securities convertible into or exchangeable for the capital stock of the Company or any of the Subsidiaries and no outstanding options, rights (preemptive or otherwise), or warrants to purchase or to subscribe for any shares of such stock or other securities of the Company or any of the Subsidiaries. Except as set forth in Section 3.4 of the Disclosure Schedule, there are no outstanding Agreements affecting or relating to the voting, issuance, purchase, redemption, repurchase, transfer or registration for sale under the Securities Act of the Company's common stock, any other securities of the Company, or any securities of any Subsidiary.

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         3.5.      Directors, Officers and Employees

                  Section 3.5 of the Disclosure Schedule lists all current directors and officers of the Company and all managers, employees and consultants of the Company who, individually, have received or are scheduled to receive compensation from the Company for the year ending December 31, 1996 in excess of $100,000, showing each such person's name, positions, and annual remuneration and material bonuses for the current fiscal year.

         3.6.      Financial Statements

                  (a) The Company has prepared and delivered to the Investor and there are included as exhibits that are part of Section 3.6(a) of the Disclosure Schedule, the Consolidated balance sheets of the Company, the Subsidiaries and the Medical Groups as of the end of the fiscal year ended June 30, 1996, and the Consolidated statements of income, stockholders' equity and changes in financial position for such year, accompanied by the unqualified opinion of Grant Thornton L.L.P. The Company also has prepared and delivered to the Investor, and there are included as exhibits that are part of Section 3.6(a) of the Disclosure Schedule, an internal financial reporting package, which includes the unaudited Consolidated balance sheet of the Company as of November 30, 1996, and the unaudited Consolidated statements of income, stockholders' equity and changes in financial position for the six months ended November 30, 1996. All of the financial statements, including, without limitation, the notes thereto, referred to in this Section 3.6 or delivered to the Investor after the date hereof pursuant to this Purchase Agreement: (a) are in accordance with the books and records of the Company, the Subsidiaries and the Medical Groups, (b) present fairly the Consolidated financial position of the Company, the Subsidiaries and the Medical Groups as of the respective dates and the results of operations and changes in financial position for the respective periods indicated (subject, in the case of the November 30, 1996 statements, to the absence of footnotes and normal adjustments), and (c) have been prepared in accordance with generally accepted accounting principles (subject, in the case of the November 30, 1996 statements, to the absence of footnotes and to normal adjustments) applied on a basis consistent with prior accounting periods.

                  (b) The Company has prepared and delivered to the Investor and has included as an exhibit to Section 3.6(b) of the Disclosure Schedule the Company's operating plan for the period ending December 31, 1997 (the "Operating Plan"), which (i) has been prepared in good faith on a basis consistent with the historical Consolidated financial statements furnished pursuant to this Purchase Agreement and, to the Company's knowledge, consistent with the payment arrangements contemplated in the Company's agreements with health maintenance organizations and other payors which have

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been entered into prior to the date hereof  and (ii)  represents  the  Company's good faith best judgment as to the expected financial condition and results of operations of the Company at and for the period ending December 31, 1997. To the Company's knowledge, the attainment by the Company of the results forecasted in the Operating Plan will not violate any Laws currently in effect and applicable to the Company, the Subsidiaries, the Medical Groups or their operations. The results forecasted in the Operating Plan are management's estimates and do not constitute a warranty as to the future performance of the Company.


         3.7.      No Liabilities

                  Except as reflected in the November 30, 1996 balance sheet attached as part of Section 3.7 of the Disclosure Schedule or incurred in the Ordinary Course of Business (in amounts not material to the Company, its Subsidiaries and the Medical Groups, taken as a whole), as of November 30, 1996, there were no liabilities (whether contingent or absolute, matured or unmatured, known or unknown) of the Company, any Subsidiary or any Medical Group that would be required by GAAP to be disclosed therein. Except as described in Section 3.7 of the Disclosure Schedule, since November 30, 1996, the Company has not incurred any liabilities (whether contingent or absolute, matured or unmatured, known or unknown) other than in the Ordinary Course of Business and in amounts that are not material to the Company, its Subsidiaries and the Medical Groups, taken as a whole.


         3.8.      Accounts Receivable

                  The accounts receivable of the Company, the Subsidiaries and the Medical Groups shown on the balance sheets delivered pursuant to Section 3.6, or thereafter acquired by any of them, have been collected or, to the knowledge of the Company, are collectible in amounts not less than the amounts thereof carried on the books of the Company, the Subsidiaries and the Medical Groups, except to the extent of the allowance for doubtful accounts shown on such balance sheets and the additional write-off of certain accounts receivable set forth on the Disclosure Schedule. The accounts receivable of the Company and all documents relating to such accounts receivable shall be kept only at the Company's offices located at 10451 Mill Run road, Owings Mills, Maryland 21117, or at 8019 Corporate Drive, Suite 2, White Marsh, Maryland 21236.


         3.9.      Taxes

                  (a) All Company Tax Returns due on or before the date hereof, or which become due after the date hereof and on or before the Closing Date, have been, or will be, duly filed. No penalties or other charges are or will become due

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with respect to any of the Company Tax Returns so filed as  the  result  of  the late filing thereof. All of the Company Tax Returns so filed are (or, in the case of returns becoming due after the date hereof and on or before the Closing Date, will be) true and complete in all respects. The Company, its Subsidiaries or the Medical Groups: (i) have paid all Taxes due or claimed to be due by any taxing authority in connection with any of the Company Tax Returns (without regard to whether or not such Taxes are shown as due on such Company Tax Returns); or (ii) have established (or, in the case of amounts becoming due after the date hereof, prior to the Closing Date will have paid or established) in financial statements provided to the Investor pursuant to Section 3.6 adequate reserves (in conformity with generally accepted accounting principles consistently applied) for the payment of such Taxes. The amounts set up as reserves for Taxes on the Consolidated financial statements of the Company delivered pursuant to Section 3.6 are sufficient for the payment of all unpaid Taxes, whether or not such Taxes are disputed or are yet due and payable, for or with respect to the period, and for which the Company may be liable in its own right (including, without limitation, by reason of being a member of the same affiliated group) or as a transferee of the Assets of, or successor to, any corporation, person, association, partnership, joint venture or other entity.

                  (b) Neither the Company, any Subsidiary nor any Medical Group, either in its own right (including, without limitation, by reason of being a member of the same affiliated group) or as a transferee, has or on the Closing Date will have any liability for Taxes payable for or with respect to any periods prior to and including the Closing Date in excess of the amounts actually paid prior to the Closing Date or reserved for in financial statements delivered to the Investor pursuant to Section 3.6.

                  (c) All Company Tax Returns have been filed with the relevant taxing authorities, and all deficiencies related to such Company Tax Returns proposed as a result of such examinations have been paid or settled. Except as set forth in Section 3.9(c) of the Disclosure Schedule, there is no action, suit, proceeding, audit, investigation or claim pending or, to the knowledge of the Company, threatened in respect of any Taxes for which the Company is or may become liable, nor has any deficiency or claim for any such Taxes been proposed, asserted or, to the knowledge of the Company, its Subsidiaries or the Medical Groups, threatened. Except as set forth in Section 3.9(c) of the Disclosure Schedule (i) no agreement, waiver or consent providing for an extension of time with respect to the assessment or collection of any Taxes against the Company is outstanding, and (ii) no power of attorney granted by the Company with respect to any tax matters is currently in force.

                  (d) The Company has delivered or otherwise made available to the Investor true and complete copies of all Company Tax Returns and all written

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communications  relating to any such Company Tax Returns or to any deficiency or claim proposed and/or asserted, irrespective of the outcome of such matter, but only to the extent such items relate to tax years (i) which are subject to an audit, investigation, examination or other proceeding, or (ii) with respect to which the statute of limitations has not expired.

                  (e) Section 3.9(e) of the Disclosure Schedule sets forth (i) all federal tax elections previously filed and currently in effect with respect to the Company or any of the Subsidiaries or the Medical Groups, and (ii) all elections and consents previously filed and currently in effect for purposes of state or local Taxes, in each case that reasonably could be expected to affect or be binding upon the Company or any of the Subsidiaries or the Medical Groups or their respective Assets or operations after the Closing. Section 3.9(e) of the Disclosure Schedule sets forth all federal Forms 3115 filed with respect to the Company or any of the Subsidiaries.

                  (f) Neither the Company nor any of the Subsidiaries or the Medical Groups is a party to an Agreement relating to the sharing, allocation or payment of, or indemnity for, Taxes (other than an Agreement the only parties to which are the Company, the Subsidiaries and/or the Medical Groups).


         3.10.     Conduct of Business; Absence of Material Adverse Change

                  Other than as set forth in Section 3.10 of the Disclosure Schedule, since November 30, 1996, there has been no material adverse change, and no change except in the Ordinary Course of Business, in the business, operations, condition (financial or otherwise), Assets, liabilities or prospects of the Company. Except as set forth in Section 3.10 of the Disclosure Schedule, since November 30, 1996, the Company has conducted its business diligently and substantially in the manner heretofore conducted and only in the Ordinary Course of Business, and the Company has not, except as contemplated by this Purchase Agreement, (a) incurred loss of, or significant injury to, any Material Assets of the Company as the result of any fire, explosion, flood, windstorm, earthquake, labor trouble, riot, accident, act of God or public enemy or armed forces, or other casualty; (b) issued any capital stock, bonds or other corporate securities or debt instruments, granted any options, warrants or other rights calling for the issuance thereof, or borrowed any funds; (c) incurred, or become subject to, any obligation or liability (absolute or contingent, matured or unmatured, known or unknown), except current liabilities incurred in the Ordinary Course of Business; (d) discharged or satisfied any Encumbrance or paid any obligation or liability (absolute or contingent, matured or unmatured, known or unknown) other than current liabilities shown in the balance sheets delivered pursuant to Section 3.6, and current liabilities incurred since November 30, 1996 in the Ordinary Course of Business; (e) declared or made payment of, or set aside for payment, any dividends

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or  distributions  of  any  Assets, or purchased, redeemed or otherwise acquired any of its capital stock, any securities convertible into capital stock, or any other securities; (f) mortgaged, pledged or subjected to any Encumbrance any of its Material Assets; (g) sold, exchanged, transferred or otherwise disposed of any of its Material Assets, or canceled any debts or claims, except in each case in the Ordinary Course of Business; (h) written down the value of any Material Assets or written off as uncollectible any notes or accounts receivable, except write-downs and write-offs in the Ordinary Course of Business, none of which, individually or in the aggregate, are material to the Company, the Subsidiaries and the Medical Groups, taken as a whole; (i) entered into any transactions other than in the Ordinary Course of Business; (j) increased the rate of compensation payable, or to become payable, by it to any of its officers, employees, agents or independent contractors over the rate being paid to them on November 30, 1996, other than in the Ordinary Course of Business; (k) made or permitted any amendment or termination of any material Agreement to which it is a party or which it owns; (l) through negotiation or otherwise made any commitment or incurred any liability to any labor organization; (m) made any accrual or arrangement for or payment of bonuses or special compensation of any kind to any director, officer or employee, other than in the Ordinary Course of Business; (n) directly or indirectly paid any severance or termination pay to any officer or employee in excess of two months' salary; (o) made capital expenditures, or entered into commitments therefor, aggregating more than $100,000; (p) made any change in any method of accounting or accounting practice; (q) entered into any transaction of the type described in Section 3.22; or (r) made an Agreement to do any of the foregoing.


         3.11.     Title to Property and Assets

                  Except as set forth in Section 3.11 of the Disclosure Schedule, the Company and the Subsidiaries have good, valid and marketable title to all Assets respectively owned by them, free and clear of all Encumbrances other than those referred to in the balance sheets delivered pursuant to Section
3.6 (or the notes thereto). The Company and the Subsidiaries do not own any real estate, and the Company is not now and has never been a "United States real property holding corporation" as defined in ss.897(c)(2) of the Code and ss. 1.897-2(b) of the regulations promulgated thereunder. All material items of personal property of the Company and the Subsidiaries is in good operating condition and repair and is suitable and adequate for the uses for which it is intended or is being used.


         3.12.     Insurance

                  Other than as set forth in Section 3.12 of the Disclosure Schedule, the Company has insurance coverage under policies maintained by the Company (including stop loss and reinsurance policies) that (a) are with insurance

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companies  reasonably  believed  by  the  Company  to  be  financially sound and reputable; (b) are in full force and effect; (c) are sufficient for compliance by the Company and by each Subsidiary and Medical Group with all requirements of Law and of all Agreements to which the Company, any Subsidiary or any Medical Group is a party; (d) are valid and outstanding policies enforceable against the insurer; and (e) insure against risks of the kind customarily insured against and in amounts customarily carried by companies similarly situated and by companies engaged in similar businesses and owning similar properties.


         3.13.     Intellectual Property

                  (a)  Section  3.13(a)  of the  Disclosure  Schedule  lists all trademarks, trademark applications and registrations, registered copyrights, patents and patent applications owned or licensed by or registered in the name of the Company, any Subsidiary or any Medical Group or used or to be used by the Company, any Subsidiary or any Medical Group in its business as presently conducted or contemplated, and all other items of Intellectual Property that are material to the business or operations of the Company, any Subsidiary or any Medical Group. Section 3.13(a) of the Disclosure Schedule lists those trademarks, trademark applications and registrations, registered copyrights, patents and patent applications which have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights, or the corresponding offices of other jurisdictions as identified in Section 3.13(a) of the Disclosure Schedule, and have been properly maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and each such jurisdiction.

                  (b) All licenses or other Agreements material to the business of the Company, the Subsidiaries and the Medical Groups, taken as a whole, under which the Company, any Subsidiary or any Medical Group is granted rights in Intellectual Property are listed on the Disclosure Schedule. Except as set forth in Section 3.13(b) of the Disclosure Schedule, all such licenses or other Agreements are in full force and effect, there is no material default by any party thereto. To the knowledge of the Company, the licensors under such licenses and other Agreements have and had all requisite power and authority to grant the rights purported to be conferred thereby.


         3.14.     Debt Instruments

                  Section 3.14 of the Disclosure Schedule lists all mortgages, indentures, notes, guarantees and other Agreements for or relating to borrowed money (including, without limitation, capital leases) to which the Company, any Subsidiary or any Medical Group is a party or which have been assumed by the

Company, any Subsidiary or any Medical Group or to which any Assets of the Company, any Subsidiary or any Medical Group are subject. The Company, the Subsidiaries and the Medical Groups have performed all the obligations required to be performed by any of them to date and are not in default in any respect under any of the foregoing, and there has not occurred any event which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute such a default.


         3.15.     Leases

                  Section 3.15 of the Disclosure Schedule lists all leases and other Agreements under which the Company, any Subsidiary or any Medical Group is lessee or lessor of any Material Asset, or holds, manages or operates any Material Asset owned by any third party, or under which any Material Asset owned by the Company or by any Subsidiary or Medical Group is held, operated or managed by a third party. The Company, the Subsidiaries and the Medical Group are the owners and holders of all the leasehold estates purported to be granted by the Documents described in Section 3.15 of the Disclosure Schedule to them. Each such lease and other Agreement is in full force and effect and constitutes a legal, valid and binding obligation of, and is legally enforceable against, the respective parties thereto and grants the leasehold estate it purports to grant free and clear of all Encumbrances. All necessary governmental approvals with respect thereto have been obtained, all necessary filings or registrations therefor have been made, and there have been no threatened cancellations thereof and are no outstanding disputes thereunder. The Company, the Subsidiaries and the Medical Groups have in all respects performed all material obligations thereunder required to be performed by any of them to date. No party is in default in any respect under any of the foregoing, and there has not occurred any event which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute such a default. To the knowledge of the Company, all of the Assets subject to such leases are in good operating condition and repair.


         3.16.     Other Agreements

                  (a) Section 3.16(a) of the Disclosure Schedule lists all material Agreements to which the Company, any Subsidiary or any Medical Group is a party or by which the Company, any Subsidiary or any Medical Group is bound at the date hereof. True and correct copies of such Agreements have been made available to the Investor. Each such Agreement is in full force and effect and constitutes a legal, valid and binding obligation of, and is legally enforceable against, the respective parties thereto. All necessary governmental approvals with respect thereto have been obtained, all necessary filings or registrations therefor have been made, and there have been no threatened cancellations thereof and are no outstanding disputes thereunder. The Company, the Subsidiaries and the Medical Groups have in all respects performed all material obligations thereunder required to be performed by any of them to date. No party is in default in any respect under any of the Agreements described in Section 3.16(a) of the Disclosure Schedule, and there has not occurred any event which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute such a default.

                  (b) Except as specified in Section 3.16(b) of the Disclosure Schedule (and without limiting the foregoing), neither the Company nor any Subsidiary or Medical Group is a party to any written (i) Agreement for the employment of any officer, employee, consultant or independent contractor involving payments of more than $100,000 over its remaining term other than officers, employees, consultants or contractors set forth in Section 3.5 of the Disclosure Schedule; (ii) Agreement with any labor organization or other collective bargaining unit except as may be imposed by law; (iii) Agreement for the future purchase of materials, supplies, services, merchandise or equipment involving payments of more than $100,000 over its remaining term (including, without limitation, periods covered by any option to renew by either party);
(iv) Agreement for the purchase, sale or lease of any real estate or other Material Assets; (v) profit-sharing, bonus, incentive compensation, deferred compensation, stock option, severance pay, stock purchase, employee benefit, insurance, hospitalization, pension, retirement or other similar plan or Agreement; (vi) Agreement for the sale of any of its Material Assets or the grant of any preferential rights to purchase any of its Material Assets or rights, other than in the Ordinary Course of Business; (vii) Agreement which contains any provisions requiring the Company, any Subsidiary or any Medical Group to indemnify any other party thereto other than in the Ordinary Course of Business; (viii) joint venture agreement or other Agreement involving the sharing of profits; (ix) outstanding loan to any person or entity or receivable due from any stockholder of the Company or persons or entities controlling, controlled by or under common control with the Company; or (x) any Agreement (including, without limitation, Agreements not to compete and exclusivity
Agreements) that reasonably could be interpreted to impose any material restriction on the Company's ability to conduct its business operations in the Ordinary Course of Business.

                  (c) Section 3.16(c) of the Disclosure Schedule lists all physicians who, as of the date hereof, have entered into (i) participation agreements with a Medical Group or other medical practice affiliated with the Company, (ii) binding letters of intent to become affiliated with the Company, a Medical Group or a medical practice affiliated with the Company, and (iii) non-binding letters of intent to become affiliated with the Company, a Medical Group or a medical practice affiliated with the Company.

         3.17.     Books and Records

                  The books of account, stock records, minute books and other records of the Company and the Subsidiaries are true and complete in all material respects and have been maintained in accordance with good business practices, and the matters contained therein are appropriately and accurately reflected in the financial statements of the Company delivered pursuant to
Section 4.6.


         3.18.     Litigation; Disputes

                  (a) Except as set forth in Section 3.18(a) of the Disclosure Schedule, there are no actions, suits, claims, arbitrations, proceedings or investigations pending, or, to the Company's knowledge, threatened or reasonably anticipated against, affecting or involving the Company, any Subsidiary or any Medical Group or their respective businesses or Assets, or the transactions contemplated by this Purchase Agreement, at law or in equity or admiralty, or before or by any court, arbitrator or governmental authority, domestic or foreign. Neither the Company nor any Subsidiary or Medical Group is operating under, subject to or in default with respect to any order, award, writ, injunction, decree or judgment of any court, arbitrator or governmental authority.

                  (b) Except as set forth in Section 3.18(b) of the Disclosure Schedule, neither the Company nor any Subsidiary or Medical Group is currently involved in or, to the knowledge of the Company, the Subsidiaries or the Medical Groups, reasonably anticipates any dispute with any of its current or former employees, agents, brokers, distributors, vendors, customers, business consultants, franchisees, franchisors, representatives or independent contractors (or any current or former employees of any of the foregoing persons or entities) affecting the businesses or Assets of the Company, any Subsidiary or any Medical Group.


         3.19.     Labor Relations

                  There are no strikes, work stoppages, grievance proceedings, union organization efforts or other controversies pending or, to the Company's knowledge, threatened or reasonably anticipated between the Company, any Subsidiary or any Medical Group and (i) any current or former employees of the Company or of any Subsidiary or Medical Group or (ii) any union or other collective bargaining unit representing such employees. The Company, the Subsidiaries and the Medical Groups have complied and are in compliance with all Laws relating to employment or the workplace, including, without limitation, provisions relating to wages, hours, collective bargaining, safety and health, work authorization, equal employment opportunity, immigration, withholding, unemployment compensation, worker's compensation, employee privacy and right to know, except where a failure to comply, singly or in the aggregate, would not have a material adverse effect to the Company, the Subsidiaries and the Medical Groups, taken as a whole. There are no collective bargaining agreements or employment agreements (other than agreements as may be imposed by applicable law) between the Company, any Subsidiary or any Medical Group and any of their respective employees, or professional service agreements not terminable at will relating to the businesses and Assets of the Company or of any Subsidiary or Medical Group, other than as set forth on the Disclosure Schedule. The consummation of the transactions contemplated hereby will not cause the Company, any of the Subsidiaries or the Medical Group or the Investor to incur or suffer any liability relating to, or obligation to pay, severance, termination or other payments to any person or entity.


         3.20.     Pension and Benefit Plans

                  3.20.1.  Disclosure  Schedule.  Except as set forth in Section
3.20.1 of the Disclosure Schedule, neither the Company nor any Subsidiary or Medical Group (i) maintains any Plan or material Other Arrangement, (ii) is a party to any Plan or material Other Arrangement or (iii) has obligations under any Plan or material Other Arrangement.

                  3.20.2. Copies of Documents. The Company has delivered to the Investor true and complete copies of each of the following Documents: (i) the Documents setting forth the terms of each Plan; (ii) for the most recent plan year, all annual reports (Form 5500 series) on each Plan that have been filed with any governmental agency; (iii) the current summary plan description and subsequent summaries of material modifications for each Title I Plan; (iv) all DOL opinions on any Plan and all correspondence relating to the request for and receipt of each opinion; (v) all IRS rulings, opinions or technical advice relating to any Plan; and (vi) all Agreements with service providers or fiduciaries for providing services on behalf of any Plan. For each material Other Arrangement, the Company has delivered to the Investor true and complete copies of each policy, Agreement or other Document setting forth or explaining the terms of the Other Arrangement.

                  3.20.3. General. Except as provided in Section 3.20.1 of the Disclosure Schedule, no Plan is (i) a Multiemployer Plan, (ii) an ESOP, (iii) subject to Title IV of ERISA, (iv) funded through a trust or similar arrangement, or (v) provides post-retirement medical, life insurance or other benefits promised (except for health care continuation coverage) provided or otherwise due now or in the future to current, former or retired employees of the Company or any Subsidiary.

                  3.20.4. Unpaid Contributions. The Disclosure Schedule sets forth the contributions that (i) the Company or any Subsidiary has promised or is otherwise obligated to make under any Plan and (ii) are unpaid as of the date of this Purchase Agreement.

                  3.20.5.    Contributions and Other Obligations.   The  Company
and the Subsidiaries have made all contributions required by and due under the terms of its Plans.

                  3.20.6. Qualified Plans. The Company's 401(k) Plan is the Company's only Qualified Plan. Except as described in Section 3.20.6 of the Disclosure Schedule, the 401(k) Plan complies and has complied in all material respects with ERISA, the Code (including, without limitation, the requirements for Tax qualification described in Section 401 thereof), and all other Laws. The Company intends to receive a determination letter from the IRS with respect to the 401(k) Plan. The remedial amendment period for the adoption of the 401(k) Plan has not lapsed.

                  3.20.7.  Compliance  with Law.  Except as set forth in Section
3.20.7 of the Disclosure Schedule, the Company has complied in all material respects with all applicable provisions of the Code, ERISA, the National Labor Relations Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Fair Labor Standards Act, the Securities Act, the Securities Exchange Act of 1934, and all other Laws pertaining to the Plans, Other Arrangements and other employee or employment related benefits, and all premiums and assessments relating to all Plans or Other Arrangements. The Company has no pending unfair labor practice charges, contract grievances under any collective bargaining agreement, other administrative charges, claims, grievances or lawsuits before any court, governmental agency, regulatory body, or arbiter arising under any Law governing any Plan, and there exist no facts that could give rise to such a claim.

                  3.20.8. ERISA; Prohibited Transaction. Neither the Company nor any Subsidiary nor any of the Plans has engaged in a violation of Section 406(a) or 406(b) of ERISA for which no exemption exists under Section 408 of ERISA or a "prohibited transaction" (as such term is defined in Section 4975(c)(1) of the Code), for which no exemption exists under Section 4975(c)(2) or 4975(d) of the Code.

                  3.20.9. Health Care Continuation Coverage Requirements. Except as set forth in Section 3.20.9 of the Disclosure Schedule, all Welfare Plans of the Company that are subject to Section 4980B(f) of the Code and Sections 601 through 607 of ERISA comply with and have been administered in compliance with the health care continuation-coverage requirements for tax-favored status under Section 4980B(f) of the Code (formerly Section 162(k) of the Code), Sections 601 through 607 of ERISA, except where a failure to comply, singly or in the aggregate, would not have a material adverse effect on the Company or its Subsidiaries.

                  3.20.10.  Filed  Returns and  Reports.  Except as set forth in
Section 3.20.10 of the Disclosure Schedule, the Company and the Subsidiaries have (i) filed or caused to be filed all returns and reports on Plans in which employees of the Company or Subsidiaries participate that they are required to file and (ii) paid or made adequate provision for all fees, interest, penalties, assessments or deficiencies that have become due pursuant to those returns or reports or pursuant to any assessment or adjustment that has been made relating to those returns or reports. All other fees, interest, penalties and assessments that are payable by or for the Company or any Subsidiary have been timely reported, fully paid and discharged. There are no unpaid fees, penalties, interest or assessments due from the Company or any subsidiary or from any other person that are or could become a lien on any Asset of the Company or any Subsidiary or could otherwise adversely affect the businesses or Assets of the Company or any Subsidiary.


         3.21.     Environmental


                  (a)  To  the  Company's   knowledge,   the  Company  and  each
Subsidiary and Medical Group are in compliance with, have been in compliance with, and have no material liability under, the Environmental Laws.


                  (b) To the Company's knowledge, the Real Property currently operated by the Company and each Subsidiary and Medical Group does not contain, and during the period of any ownership, tenancy or operation, no Real Property formerly owned or operated contained, any underground improvements used currently or in the past for the management of Hazardous Materials, and no portion of any currently leased or operated property is or has been used as a dump or landfill or consists of filled in land, except where the existence thereof could not have a material adverse effect on the Company, its Subsidiaries and the Medical Groups, taken as a whole. Except as disclosed in
Section 3.21(b) of the Disclosure Schedule, neither PCBs nor asbestos-containing materials (that would be material to the Company) are present on or in any Real Property currently operated by the Company, its Subsidiaries or the Medical Groups.


                  (c) Neither the Company, its Subsidiaries nor the Medical Groups, nor any officer, director or stockholder thereof has directly or indirectly received any Claim or knows or suspects any fact(s) which might reasonably form the basis for any Claim arising out of or attributable to: (i) the current or past presence, release, or threatened release of Hazardous Materials at or from any part of the Real Property; (ii) the off-site disposal or treatment of Hazardous Materials originating on or from the Real Property or the businesses or Assets of the Company or any Subsidiary; or (iii) any violation of Environmental Laws at any part of the Real Property or otherwise arising from the Company's, any Subsidiary's or any Medical Group's activities (or the activities of the Company's, any Subsidiary's or any Medical Group's predecessors in title) involving Hazardous Materials.


         3.22.     Transactions with Related Parties

                  Except as contemplated by this Purchase Agreement or set forth in Section 3.22 of the Disclosure Schedule, neither any present or former officer, director or stockholder of the Company or any Subsidiary, nor any Affiliate of such officer, director or stockholder, is currently a party to any transaction with the Company or any Subsidiary, including, without limitation, any Agreement providing for the employment of, Furnishing of Services by, rental of Assets from or to, or otherwise requiring payments to, any such officer, director, stockholder or Affiliate, other than transactions in the Ordinary Course of Business with the Company.


         3.23.     Restrictions and Consents

                  There are no Agreements, Laws or other restrictions of any kind to which the Company, any Subsidiary or any Medical Group (or any asset thereof) is party or subject that would prevent or restrict the execution, delivery or performance of this Purchase Agreement or result in any penalty, forfeiture, Agreement termination, or restriction on business operations of the Investor, the Company, any Subsidiary or any Medical Group as a result of the execution, delivery or performance of this Purchase Agreement. Section 3.23 of the Disclosure Schedule lists all such Agreements and Laws that reasonably could be interpreted or expected to require the consent or acquiescence of any person or entity not party to this Purchase Agreement with respect to any aspect of the execution, delivery or performance of this Purchase Agreement by the Company, any Subsidiary or any Medical Group.


         3.24.     Authorization

                  The execution, delivery and performance by the Company of this Purchase Agreement and all other Documents contemplated hereby, the fulfillment of and compliance with the respective terms and provisions hereof and thereof, and the consummation by the Company of the transactions contemplated hereby and thereby, do not and will not: (a) require any consent or approval of the stockholders of the Company that has not been obtained; (b) conflict with, or violate any provision of, any Law having applicability to the Company, any Subsidiary or any Medical Group or any of their respective Assets, or any provision of the certificate or articles of organization or bylaws or equivalent constituent document of the Company, any Subsidiary or any Medical Group; (c) conflict with, or result in any breach of, or constitute a default under any Agreement to which the Company, any Subsidiary or any Medical Group is a party or by which it or any of its Assets may be bound; or (d) result in or require the creation or imposition of or result in the acceleration of any indebtedness, or of a material Encumbrance, or with respect to, the Company, any Subsidiary or any Medical Group or any of the Assets now owned or hereafter acquired by the Company, any Subsidiary or any Medical Group.


         3.25.     Absence of Violations

                  Neither the Company, any Subsidiary nor any Medical Group is in violation of or default under, nor has it breached, any term or provision of its certificate or articles of organization or bylaws or any material Agreement or restriction to which the Company, any Subsidiary or any Medical Group is a party or by which the Company or any Subsidiary or any Material Asset thereof is bound or affected.


         3.26.     Regulatory Matters

                  The Company and the Subsidiaries and, to the Company's knowledge, the Medical Groups and the physicians employed by the Medical Groups have not knowingly or willfully failed to comply with the regulatory matters described in this Section 3.26.

                  3.26.1. General Compliance with Law. The Company, the Subsidiaries and, to the Company's knowledge, the Medical Groups have complied and are in full compliance with all Laws except where a failure to comply, singly or in the aggregate, would not have a material adverse effect on the Company, the Subsidiaries and the Medical Groups, taken as a whole.

                  3.26.2. Licenses and Permits. The Company, the Subsidiaries, the Medical Groups and each of the physicians employed by such Persons have all licenses, permits, certificates of authority, franchises, approvals, authorizations, consents or orders of, or filings with ("Permits") any federal, state, local, foreign or other governmental agency, instrumentality, commission, authority, board or any other Person, necessary to conduct their business as now being conducted except where the failure to have any such Permit does not have a material adverse effect on the Company, the Subsidiaries and the Medical Groups, taken as a whole. All Permits of the Company and the Subsidiaries and, to the Company's knowledge, the Medical Groups and each of the physicians employed by such Medical Groups are valid and in full force and effect except where the failure to have any such Permit does not have a material adverse effect on the Company, the Subsidiaries and the Medical Groups, taken as a whole. No notice to, declaration, filing or registration with, or Permit or consent from, any governmental or regulatory body or authority, or any other Person or entity, is required to be made or obtained by the Company or any of the Subsidiaries or Medical Groups in connection with the execution, delivery or performance of this Purchase Agreement and the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, the Company is not required to obtain any Permit to do business as a health maintenance organization, insurance company, or other risk-bearing health care entity under the Laws and regulations of Maryland or the Laws and regulations of any other jurisdiction in which the Company, the Subsidiaries or the Medical Groups do business.

                  3.26.3. Fraud and Abuse Matters. To the Company's knowledge, the Company, the Medical Groups, and all persons and entities providing services for the Company or the Medical Groups, have not engaged in any activities which are prohibited or could form the basis for criminal penalties, civil monetary penalties or a mandatory or permissive exclusion from the Medicare, Medicaid or other federal and state health care programs under ss. ss. 1320a-7, 1320a-7a, 1320a-7b, or 1395nn of Title 42 of the United States Code, the federal CHAMPUS statute, or any regulations promulgated thereunder, or similar or related federal, state and local statutes, common law or regulations. Without in any way limiting the foregoing, the Company, the Medical Groups, and, to the knowledge of the Company, all persons and entities providing services for the Company or the Medical Groups have not engaged in any of the following activities:

                  (i)      knowingly   and   willingly   made  or  caused  to be
                  made any false statement or representation of a material fact in any application for any benefit or payment;

                  (ii)     knowingly   and   willingly   made  or  caused to  be
                  made any false statement or representation of a material fact for use in determining rights to any benefit or payment;

                  (iii) presenting or causing to be presented a claim for reimbursement under CHAMPUS, Medicare, Medicaid, or other state healthcare program that is for an item or service that the person presenting or causing to be presented knows or should know was not provided as claimed, or presenting a claim that the person presenting knows or should know is false or fraudulent;

                  (iv) having knowledge of the occurrence of any event affecting
                  (a) his/her initial or continued right to any benefit or payment or (b) the initial or continued right to any benefit or payment of any other individual in whose behalf he/she has applied for or is receiving such benefit or payment, conceals or fails to disclose such event with an intent fraudulently to secure such benefit or payment either in a greater amount or quantity that is due or when no such benefit or payment is authorized;

                  (v) offering, paying, soliciting or receiving any remuneration (including any kickback, bribe, or rebate), directly or indirectly, overtly or covertly, in cash or in kind (a) in return for referring, or to induce the referral of, an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by CHAMPUS, Medicare or Medicaid, or other state health care program, or (b) in return for, or to induce, the purchase, lease, or order of, or arranging for or recommending the purchase, lease, or order of, any good, facility, service, or item for which payment may be made in whole or in part by CHAMPUS, Medicare or Medicaid, or other state health care program;

                  (vi) making or causing to be made or inducing or seeking to induce the making of any false statement or representation (or omitting to state a fact required to be stated therein or necessary to make the statements contained therein not misleading) of a material fact with respect to (a) the conditions or operations of a facility in order that the facility may qualify for CHAMPUS, Medicare, Medicaid or other state health care program certification, or (b) information required to be provided under ss. 1124A of the Social Security Act (42 U.S.C. ss. 1320a-3);

                  (vii) submitting or causing to be submitted bills or requests for payment under Medicare, Medicaid or other state health care program containing charges substantially in excess of usual charges; or

                  (viii) furnishing or causing to be furnished items or services to patients substantially in excess of the needs of such patients.

                  3.26.4. Health Care Entity. The Company is not a "health care entity" which provides "designated health services" for purposes of federal Medicare/Medicaid physician self-referral and anti-kickback laws and regulations and similar Maryland Laws and regulations.

                  3.26.5. Hart-Scott-Rodino. No filings under Hart-Scott-Rodino are required in connection with the Closing or any Advance.


         3.27.     Certain Future Relationships

                  Subject to compliance with applicable Law, neither the Company nor any Medical Group is subject to or bound by any agreement, commitment or obligation that would prohibit, or be violated by, any agreement or arrangement with GHV or its Affiliates on commercially reasonable terms for the provision of health care services and supplies of the type provided by GHV and its Affiliates, including, without limitation, long-term care, pharmacy services, durable medical equipment and home health care ("GHV Services").


         3.28.     SEC Registration

                  The Company has filed with the Securities and Exchange Commission a registration statement on Form S-1 with respect to the Class B Common Stock and options to purchase Class B Common Stock (the "Registration Statement") and the Registration Statement has been declared effective by the Securities and Exchange Commission. A copy of Registration Statement and all amendments thereto has been delivered to the Investor.


         3.29.     Binding Obligation

                  This Purchase Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms; and each Document to be executed by the Company pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of the Company, enforceable in accordance with its terms.


         3.30.     Status of Shares

                  The shares of Series C Preferred issuable to the Investor upon conversion of the Note, as provided therein and in Section 2.5, or in payment of interest at the Maturity Date as provided in Section 2.3, will be duly authorized by all necessary corporate action on the part of the Company, and such shares, upon such conversion or the Maturity Date, as the case may be, will be validly issued, fully paid and nonassessable. The shares of Class C Common Stock issuable upon conversion of the Series C Preferred have been duly authorized by all necessary corporate action on the part of the Company and such shares of Class C Common Stock have been validly reserved for issuance, and upon issuance upon such conversion will be validly issued and outstanding, fully paid and nonassessable.

         3.31.     Offering of Shares

                  Neither the Company nor any Person acting on its behalf has offered the Series C Preferred or any similar securities of the Company for sale to, solicited any offers to buy the Series C Preferred or any similar securities of the Company from or otherwise approached or negotiated with respect to the Company with any Person other than the Investor and a limited number of other "Accredited Investors" (as defined in Rule 501(a) under the Securities Act). Neither the Company nor any other Person acting on its behalf has taken or will take any action prior to conversion of the Note or the Maturity Date (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Series C Preferred under the Securities Act and the rules and regulations of the Commission thereunder) which might subject the offering, issuance and sale of the Series C Preferred to the registration requirements of
Section 5 of the Securities Act.


         3.32.     Disclosure

                  No representation or warranty by the Company in this Purchase Agreement, and no Document delivered or to be delivered to, or made available for inspection by, the Investor pursuant to this Purchase Agreement, or in connection herewith or with the transactions contemplated hereby, contains or will contain any untrue or misleading statement of material fact or omits or will omit any fact necessary to make the statements of material fact contained herein or therein, in light of the circumstances under which made, not misleading.


4.        REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

                  The Investor hereby represents and warrants to the Company as follows:


         4.1.      Organization and Standing

                  The Investor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the full and unrestricted corporate power and authority to carry on its business as currently conducted, to enter into this Purchase Agreement and to carry out the transactions contemplated hereby.

         4.2.      Authorization

                  The execution, delivery and performance by the Investor of this Purchase Agreement and all other Documents contemplated hereby, the fulfillment of and the compliance with the respective terms and provisions hereof and thereof, and the consummation by the Investor of the transactions contemplated hereby and thereby have been duly authorized, (which authorization has not been modified or rescinded and is in full force and effect), and will not: (a) conflict with, or violate any provision of, any term or provision of the certificate of incorporation or bylaws of the Investor or (b) conflict with, or result in any breach of, or constitute a default under, any Agreement to which the Investor is a party or by which the Investor is bound. No other corporate action is necessary for the Investor to enter into this Purchase Agreement and all other Documents contemplated hereby and to consummate the transactions contemplated hereby and thereby.


         4.3.      Binding Obligation

                  This Purchase Agreement constitutes a valid and binding obligation of the Investor, enforceable in accordance with its terms. Each Document to be executed by the Investor pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of the Investor, enforceable in accordance with its terms.


         4.4.      Hart-Scott-Rodino

                  No filings under Hart-Scott-Rodino are required in connection with the Closing or any Advance; provided, that no representation is made as to whether a Hart-Scott-Rodino filing will be required upon conversion of the Note.


         4.5.      Certain Future Relationships

                  Subject to compliance with applicable Law, neither the Investor nor GHV is subject to or bound by any agreement, commitment or obligation that would prohibit, or be violated by, any agreement or arrangement with the Company or any of the Subsidiaries or the Medical Groups on commercially reasonable terms for the provision of GHV Services.


5.        RESTRICTED SECURITIES

                  The Investor hereby represents, warrants and covenants as follows:

         5.1.      No Registration Under the Securities Act

                  The Investor understands that the Note to be purchased by it under this Purchase Agreement has not been registered under the Securities Act, is issued in reliance upon exemptions contained in the Securities Act or interpretations thereof (including Section 4(2) of the Securities Act) and the securities laws of the Commonwealth of Pennsylvania, and cannot be offered for sale, sold or otherwise transferred unless the Note being acquired hereunder subsequently is so registered or qualifies for exemption from registration under the Securities Act.


         5.2.      Acquisition for Investment

                  The Note is being acquired under this Purchase Agreement by the Investor in good faith solely for its own account, for investment and not with a view toward resale or other distribution within the meaning of the Securities Act. The Note will not be offered for sale, sold or otherwise transferred by the Investor without either registration or exemption from registration under the Securities Act.


         5.3.      Evaluation of Merits and Risks of Investment

                  The Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Note being acquired hereunder. The Investor is an "accredited investor" within the meaning of one or more paragraphs (1), (2), (3) or (8) of Rule 501(a) under the Securities Act. The Investor understands and is able to bear any economic risks associated with such investment (including, without limitation, the necessity of holding such Note for an indefinite period of time, inasmuch as such Note has not been registered under the Securities
Act).


6.        ADDITIONAL COVENANTS OF THE COMPANY

                  Without limiting any other covenants and agreements contained herein but not intending to duplicate covenants contained in the Stock Purchase Agreement, during the term of this Purchase Agreement and, until all principal and accrued interest under the Note and all obligations required to be performed under this Purchase Agreement have been paid and performed in full, or until the entire Outstanding Principal Amount has been converted as provided in Section
2.5 and the Investor's obligation to make Future Advances has terminated or expired, the Company covenants and agrees as follows:

         6.1.      Reports

                  The Company shall, in addition to reports customarily prepared for the Board of Directors, deliver to the Investor and GHV copies of all reports required to be filed pursuant to the federal securities laws.


         6.2.      Certain Future Relationships

                  (a) Each of the Company, the Subsidiaries and the Medical Groups shall:

                           (i) use its good  faith  best  efforts  to notify GHV
                  reasonably in advance of any agreement or arrangement that it has decided to enter into for the provision of GHV Services;

                           (ii) use all good faith best efforts to keep GHV informed of all material discussions of a substantive nature that it may have regarding the provision of GHV Services;

                           (iii) provide GHV and its Affiliates with all information that may reasonably be required to enable the Investor and its Affiliates an opportunity to make a proposal to provide GHV Services to the Company, the Subsidiaries or the Medical Groups on commercially reasonable terms;

                           (iv) provide GHV with an opportunity to secure contracts for the provision of GHV Services that were previously granted to others, all on commercially reasonable terms; and

                           (v) cooperate in any creative proposals that GHV or its Affiliates may make regarding pricing or service alternatives.

                  (b) To better implement and effectuate the foregoing, GHV and the Company each agree to designate one or more persons to serve as part of a joint working group, which group will be charged with investigating, on an ongoing and regular basis, innovative and cost-effective contracting opportunities between and among the Company, GHV and their respective Affiliates, and reporting the results of such activities to the senior management of GHV and the Company.

                  (c) Nothing contained in this Section 6.3 shall obligate the Company or GHV to utilize or purchase the products or services of each other and should not be interpreted as an agreement that such purchases will not from time to time be made from third parties.

                  (d) The Company will not after the Closing enter into any exclusive arrangements with third parties that preclude GHV and its Affiliates from providing goods or services to the Company and its Affiliates, unless (1) such arrangements are at such time or times also offered to, or otherwise made available to, GHV, and (2) the price and other terms of such arrangements constitute arms-length fair market terms that do not take into account other arrangements that may have been offered or promised by such third party in order to obtain such commitments, including, but not limited to, investments in the Company.

                  (e) The  Company  and GHV agree  that the  provisions  of this
Section 6.3 have been developed in order to assist the parties in providing efficient and cost-effective medical care, across the entire continuum of care, to patients served by the Company's integrated health care delivery system.


         6.3.      Actions Prompting Redemptions

                  (a) Prior to the Maturity Date, without the approval of the Investor, the Company shall not:

                           (i) redeem any shares of the Company's Series A Preferred Stock or Series B Preferred Stock pursuant to Sections B.3(c) or C.3(c) of the Restated Charter;

                           (ii) take any of the  actions  set  forth in  Section
                  B.1.(e)(i) of the Restated Charter without the requisite approval of the holders of the Series A Preferred Stock pursuant to the Restated Charter, unless the Company determines in good faith that such action is in the best interests of the Company and all of its stockholders and is not designed to primarily benefit holders of the Series A Preferred Stock;

                           (iii) take any of the actions set forth in Section C.1.(e)(i) of the Restated Charter without the requisite approval of the holders of the Series B Preferred Stock pursuant to the Restated Charter, unless the Company determines in good faith that such action is in the best interests of the Company and all of its stockholders and is not designed to primarily benefit holders of the Series B Preferred Stock; or

                           (iv) engage in practices that violate the Ethical and
                  Religious Directives for Catholic Health Care Services, unless the Company determines in good faith that such action is in the best interests of the Company and all of its stockholders and is not designed to primarily benefit holders of the Series A Preferred Stock.


                  (b) If the Company elects to take any of the actions set forth in Section 6.4(a)(ii) or 6.4(a)(iii) (other than an issuance of Series A Adverse Junior Stock or Series B Adverse Junior Stock (as such terms are defined in the Restated Charter)), the Company shall provide to the Investor no later than sixty (60) days prior to the date such action is to be effective (1) written notice to that effect and (2) a certificate from the Company's president and chief executive officer certifying that the Company has determined in good faith that such action is in the best interests of the Company and all of its stockholders and is not designed to primarily benefit holders of Series A Preferred Stock or Series B Preferred Stock, as the case may be.

                  (c) If the Company elects to issue Series A Adverse Junior Stock or Series B Adverse Junior Stock, the Company shall provide to the Investor no later than thirty (30) days prior to the date such issuance is to be consummated (1) written notice to that effect, and (2) a certificate from the Company's president and chief executive officer certifying that the Company has determined in good faith that such issuance is in the best interests of the Company and all of its stockholders and is not designed to primarily benefit holders of Series A Preferred Stock or Series B Preferred Stock, as the case may be.

                  (d) If the Company engages in practices that violate the Ethical and Religious Directives for Catholic Health Care Services, the Company shall provide to the Investor no later than thirty (30) days prior to the date of the consummation of a redemption resulting from such practices (1) written notice that the Company has engaged in such practices and, consequently, shares of Series A Preferred Stock are being redeemed, and (2) a certificate from the Company's president and chief executive officer certifying that the Company has determined in good faith that such action is in the best interests of the Company and all of its stockholders and is not designed to primarily benefit holders of Series A Preferred Stock.

                  (e) Within ten (10) days after the Investor receives a written notice pursuant to Section 6.4(b), (c) or (d), the Investor may require arbitration under the expedited procedures set forth herein of whether the action described in the notice is in the best interests of the Company and all of its stockholders and whether such action is designed to primarily benefit holders of Series A Preferred Stock or Series B Preferred Stock, as the case may be. Such arbitration shall be conducted by three arbitrators, two of whom shall be selected by the parties (the "Party Designated Arbitrators") and the third of whom shall be a "Neutral Arbitrator" selected the Party Designated Arbitrators. The Party Designated

Arbitrators shall agree upon and appoint a Neutral Arbitrator, who shall be an attorney experienced in the commercial financing transactions. The arbitration shall be concluded within thirty (30) days of the date of the Company's notice. The determination of the arbitrators so appointed shall be final and conclusive upon the parties and the Company hereby agrees not to take the action which is the subject of the arbitration if it is determined that such action is not in the best interests of the Company and all of its stockholders or such action is designed to primarily benefit holders of Series A Preferred Stock or Series B Preferred Stock, as the case may be.


         6.4.      Use of Proceeds

                           The Company may use the proceeds of the Advances only
for the purposes  of funding  working  capital  needs,  operating  losses,  debt retirement, and acquisitions of physician practices, all as reflected in a budget approved by the Company's Board of Directors or as otherwise approved by the Company's Board of Directors. Without the approval of the Investor, the Company shall not use the proceeds of any Advance (i) to redeem the Company's Series A Preferred Stock, Series B Preferred Stock or any securities of the Company with dividend, redemption or liquidation rights senior to the dividend, redemption or liquidation rights of the Series C Preferred Stock or
(ii) to pay any dividends or interest thereon.


         6.5.      Acquisition of Specialist Groups

                  Prior to the Maturity Date, the Company shall not acquire or affiliate with any specialist physician group practice other than Baltimore Heart Associates (with whom the Company has entered into an affiliation agreement which contemplates cash payments not to exceed $70,000 in the aggregate) in a transaction that requires the Company to pay more than $10,000 per physician of the purchase price (or similar consideration) in cash without GHV's prior written approval (which will not be unreasonably withheld).


         6.6.      No Material Change to Business Plan

                  Prior to the Maturity Date, the Company shall not make any material change to its business plan or the Operating Plan without GHV's prior written approval (which approval will not be unreasonably withheld).


         6.7.      Reservation of Shares

                  The Company shall at all times reserve and keep available for issuance a number of its authorized but unissued shares of Series C Preferred sufficient to permit the Investor to exercise in full its conversion rights under Section 2.5.


7.        CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS AT THE CLOSING

                  The obligations of the Company under this Purchase Agreement are subject to the fulfillment, at or prior to the Closing Date, of each of the following conditions, and failure to satisfy any such condition shall excuse and discharge all obligations of the Company to carry out the provisions of this Purchase Agreement, unless such failure is agreed to in writing by the Company:


         7.1.      Representations and Warranties

                  The representations and warranties made by the Investor in this Purchase Agreement or in any Document delivered by the Investor pursuant to this Purchase Agreement shall be true and complete in all material respects when made and on and as of the Closing Date as though such representations and warranties were made on and as of such date, except for any changes expressly permitted by this Purchase Agreement.


         7.2.      Performance

                  The Investor shall have performed and complied with all Agreements and conditions required by this Purchase Agreement to be performed or complied with by prior to the Closing Date.


         7.3.      Legal Proceedings

                  No  action  or  proceeding  by  or  before  any   governmental
authority shall have been instituted or threatened (and not subsequently dismissed, settled or otherwise terminated) which is reasonably expected to restrain, prohibit or invalidate the transactions contemplated by this Purchase Agreement, other than an action or proceeding instituted or threatened by the Company.


         7.4.      Option Agreement

                  The Option Agreement substantially in the form of Exhibit D attached hereto shall have been executed and delivered by GHV.

         7.5.      Amended and Restated Stockholders Agreement

                  The Amended and Restated Stockholders Agreement substantially in the form of Exhibit E attached hereto shall have been executed and delivered by the parties (other than the Company and the Company's executive officers who are stockholders of the Company) thereto.


         7.6.      Amended and Restated Registration Rights Agreement

                  The  Amended  and  Restated   Registration   Rights  Agreement
substantially in the form of Exhibit F attached hereto shall have been executed and delivered by GHV.


         7.7.      Documents at Closing

                  All documents required to be furnished by the Investor to the Company prior to or at the Closing shall have been so furnished.


8.        CONDITIONS PRECEDENT TO THE INVESTOR'S OBLIGATIONS AT THE CLOSING

                  The obligations of the Investor to purchase the Note and to make the Initial Advance at the Closing under this Purchase Agreement are subject to the fulfillment, at or prior to the Closing, of each of the following conditions, and failure to satisfy any such condition shall excuse and discharge all obligations of the Investor to carry out the provisions of this Purchase Agreement related to the Closing, unless such failure is agreed to in writing by the Investor:


         8.1.      Representations and Warranties

                  The representations and warranties made by the Company in this Purchase Agreement and the statements contained in the Disclosure Schedule and Exhibits attached hereto or in any Document delivered by the Company pursuant to this Purchase Agreement (the "Disclosure Materials") shall be true and complete in all material respects when made, and on and as of the Closing Date as though such representations and warranties were made on and as of such date, except for any changes occurring in the Ordinary Course of Business disclosed to and approved by the Investor and as otherwise expressly permitted by this Purchase Agreement.

         8.2.      Performance

                  The Company shall have performed and complied with all Agreements and conditions required by this Purchase Agreement to be performed or complied with prior to the Closing Date.


         8.3.      Absence of Adverse Changes

                  There shall have been no adverse changes since the date of this Purchase Agreement material to the Company, its Subsidiaries and the Medical Groups, taken as a whole, in the business, operations, condition (financial or otherwise), Assets, liabilities or prospects of the Company (regardless of whether or not such events or changes are inconsistent with the representations and warranties given herein by the Company).


         8.4.      Legal Proceedings

                  No  action  or  proceeding  by  or  before  any   governmental
authority shall have been instituted or threatened (and not subsequently settled, dismissed or otherwise terminated) which is reasonably expected to restrain, prohibit or invalidate the transactions contemplated by this Purchase Agreement other than an action or proceeding instituted or threatened by the Investor.


         8.5.      Officer's Certificate

                  The Company shall have delivered to the Investor a certificate, dated as of the Closing Date, and executed by the Company's
President, in his capacity as such, certifying to the fulfillment of the conditions specified in Sections 8.1 through 8.4.


         8.6.      Opinion of Counsel

                  The Investor shall have received an opinion of the director of legal affairs of the Company, dated as of the Closing Date, to the effect and substantially in the form of Exhibit G.


         8.7.      Restated Articles

                  The articles of amendment and restatement of the Company's articles of incorporation in the form attached hereto as Exhibit H (the "Restated Articles") shall have received all necessary corporate authorizations, shall have been filed as necessary under the laws of the State of Maryland, and shall be effective. The Investor shall have received (a) a certified copy of resolutions of the

Board of Directors of the Company duly authorizing and adopting the Restated Articles, and (b) a copy of the Restated Articles, certified by the State Department of Assessments and Taxation of the State of Maryland.


         8.8.      Option Agreement

                  The Option Agreement substantially in the form of Exhibit D attached hereto shall have been executed and delivered by the Company.


         8.9.      Amended and Restated Stockholders Agreement

                  The Amended and Restated Stockholders Agreement substantially in the form of Exhibit E attached hereto shall have been executed and delivered by the parties (other than the Investor) thereto.


         8.10.     Amended and Restated Registration Rights Agreement

                  The  Amended  and  Restated   Registration   Rights  Agreement
substantially in the form of Exhibit F attached hereto shall have been executed and delivered by the Company.


         8.11.     Submission of Advance Request

                  The Company shall have delivered to the Investor an Advance Request in substantially the form attached hereto as Exhibit C which contains a cash flow needs forecast for the 60 days following the Closing Date that is acceptable to the Investor in its discretion.


         8.12.     Documents at Closing

                  All documents required to be delivered by the Company to the Investor prior to or at the Closing shall have been so delivered.


         8.13.     Consents

                  (a) The Investor shall have received all consents, authorizations and approvals of governmental and supragovernmental parties which are required to be obtained in order to consummate the transactions contemplated hereby.

                  (b) The Company shall have received on or prior to the Closing Date all consents, authorizations and approvals of governmental, supragovernmental and private parties which are required to be obtained in order to consummate the transactions contemplated hereby, including, without limitation, the consents of all parties to Agreements listed on Sections 3.16(a) and 3.16(b) of the Disclosure Schedule, and which terminate under their respective terms as a result of the transactions contemplated hereby, and the Company shall have delivered to the Investor a certificate, dated as of the Closing Date and executed by the Company's President, in his capacity as such, certifying to the fulfillment of the conditions specified in this Section 8.13(b).


9.        CONDITIONS PRECEDENT TO THE INVESTOR'S OBLIGATIONS
          TO MAKE EACH FUTURE ADVANCE

                  The obligations of the Investor to make each Future Advance under this Purchase Agreement are subject to the fulfillment, at or prior to the date of such Future Advance (in each case, an "Advance Date"), of each of the following conditions, and failure to satisfy any such condition shall excuse and discharge all obligations of the Investor to carry out the provisions of this Purchase Agreement related to such Future Advance, unless such failure is agreed to in writing by the Investor:


         9.1.      Absence of Violations

                  The Company shall not be in violation of or default under, and it shall not have breached, any term or provision of its articles of incorporation or bylaws, the Loan Agreement dated as of December 1, 1995 between the Company and NationsBank, N.A., or under any successor credit facility, including, without limitation, the facility currently being negotiated with First National Bank of Maryland, N.A.


         9.2.      Performance

                  The Company shall have performed and complied with those provisions of Section 6 of this Purchase Agreement required to be performed or complied with prior to the Advance Date.


         9.3.      Legal Proceedings

                  No  action  or  proceeding  by  or  before  any   governmental
authority shall have been instituted or threatened (and not subsequently settled, dismissed or otherwise terminated) which is reasonably expected to restrain, prohibit or invalidate the transactions contemplated by this Purchase Agreement other than an action or proceeding instituted or threatened by the Investor.

         9.4.      Submission of Advance Request

                  The Company shall have submitted to the Investor, no later than two business days prior to the proposed Advance Date, an Advance Request in substantially the form attached hereto as Exhibit C which contains a cash requirements forecast that is approved by the Investor (which approval will not be unreasonably withheld if the cash requirements forecast is consistent with the Company's approved Business Plan).


         9.5.      Officer's Certificate

                  The Company shall have delivered to the Investor a certificate, dated as of the Advance Date and executed by the Company's President, in his capacity as such, certifying to the fulfillment of the conditions specified in Sections 8.1 through 9.3.


10.       EVENTS OF DEFAULT; REMEDIES


         10.1.     Events of Default

                  The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder (and the occurrence of any one or more of the following shall constitute a "Default," whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied):

                  (a) The Company shall fail to pay, when due, any principal, interest or any other amount payable hereunder, under the Note, the Security Agreement or under the Assignment (whether upon the Maturity Date thereof, upon acceleration or otherwise).

                  (b) The Company shall breach or fail to perform any covenant or agreement contained in this Purchase Agreement and, except in the case of failure to comply with Section 6 (which shall constitute an Event of Default immediately upon the occurrence thereof), such failure shall continue unremedied for fifteen (15) calendar days after notice thereof from the Investor to the Company.

                  (c) Any representation or warranty made by the Company in Sections 3.1, 3.3, 3.4, 3.6, 3.7, 3.10, 3.12, 3.14, 3.27, 3.28 or 3.32 herein, in the Security Agreement or in the Assignment shall prove to have been incorrect in any material respect when made.

                  (d) The occurrence of any event of default under the Security Agreement or the Assignment, any breach or default under the Senior Debt, or any default permitting acceleration of indebtedness of the Company in the amount of $1,000,000 or more.

                  (e) The commencement by the Company of (i) any case, proceeding or other action (x) under any existing or future law of insolvency, reorganization or relief of debtors generally or of any type of debtor seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (y) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets; or (ii) the Company making a general assignment for the benefit of its creditors; or (iii) the commencement against the Company of any case, proceeding or other action of a nature referred to in clause (i) above which (x) results in the entry of an order for relief or any such adjudication or appointment or (y) remains undismissed, undischarged or unbonded for a period of 60 days; or (iv) the commencement against the Company of any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days after the entry thereof; or (v) the Company taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in any of the acts set forth in clause (i), (ii) (iii) or (iv) above.

                  (f) Judgments, writs or warrants of attachment or orders for the payment of money, singly or in the aggregate, in excess of $1,000,000 shall be rendered against the Company, and such judgments, writs or warrants of attachment or orders shall continue unsatisfied and unstayed for a period of thirty (30) days.

                  (g) Any security interest or lien granted herein or to be granted hereunder in the Security Agreement and/or the Assignment shall for any reason cease to be a valid and perfected security interest or lien, subject only to the Senior Debt.


         10.2.     Remedies

                  Upon the occurrence of any Event of Default, and in every such event, the Investor may, at its option, declare the Note to be, and the Note shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, and exercise all of the rights, powers and remedies available under this

Purchase Agreement, the Note, the Security Agreement and the Assignment, at law or in equity.


11.       THE CLOSING


         11.1.     Closing

                  Subject to the terms and conditions of this Purchase Agreement, the Closing shall take place at 10:00 a.m. in Baltimore, Maryland time on January 30, 1997 at the offices of Doctors Health System, Inc., 10451 Mill Run Circle, 10th Floor, Owings Mills, Maryland 21117, or at such other time as the parties may agree to in writing (the "Closing Date").


         11.2.     Deliveries by the Company to the Investor

                  At the Closing, the Company shall deliver to the Investor the following:

                  (a)      the original Note executed by the Company;

                  (b) executed copies of the Option Agreement, the Amended and Restated Stockholders Agreement, and the Amended and Restated Registration Rights Agreement;

                  (c) a copy of the Restated Articles, as certified by the Maryland State Department of Assessments and Taxation;

                  (d) a certified copy of the resolutions adopted by the Board of Directors of the Company authorizing the transactions contemplated by this Purchase Agreement or any written consent of all of the current members of the Board of Directors of the Company (effective as of the Closing Date) required for the consummation of the transactions contemplated herein;

                  (e)      the certificates required by Section 8.5 and 8.13(b);

                  (f)      an Advance Request for the Initial Advance;

                  (g)      the opinion required by Section 8.6;

                  (h) certificates of incumbency and specimen signatures of the signatory officers of the Company;

                  (i) good standing certificates as of a date not more than five days prior to the Closing Date issued by the Secretary of State of the respective states of incorporation of the Company and of each Subsidiary incorporated in the United States, and of each state in which the Company is qualified to do business;

                  (j) such other Documents as the Investor may reasonably request.


         11.3.     Deliveries by the Investor to the Company

                  At the Closing, the Investor shall deliver the following:

                  (a) a wire transfer to the Company in the amount of the Initial Advance;

                  (b) executed copies of the Option Agreement, the Amended and Restated Stockholders Agreement, and the Amended and Restated Registration Rights Agreement; and

                  (c) such other Documents as the Company may reasonably request.


12. SURVIVAL OF REPRESENTATIONS AND COVENANTS; INDEMNIFICATION; REMEDIES; TAX MATTERS


         12.1.     Survival of Representations and Covenants

                  All representations, warranties, covenants, indemnities and other Agreements made by any party to this Purchase Agreement herein or pursuant hereto shall also be deemed made on and as of the Closing Date as though such representations, warranties, covenants, indemnities and other Agreements were made on and as of such date. All representations and warranties of the Company contained in Section 3 and of the Investor contained in Sections 4 and 5 shall survive the Closing Date until 5 p.m. Baltimore, Maryland time on February 1, 2000. Except as otherwise set forth herein, the covenants, indemnities and other agreements contained herein shall survive the Closing and any investigation, audit or inspection at any time made by or on behalf of any party hereto.


         12.2.     Agreement of the Company to Indemnify

                  (a) Subject to the  conditions  and provisions of this Section
12, the Company hereby agrees to indemnify, defend and hold harmless the Investor Indemnified Persons from and against and in respect of all Claims asserted against, imposed upon or incurred by the Investor Indemnified Persons (whether such Claims are by, against or relate to the Company, or any other party, including, without limitation, a governmental entity), directly or indirectly, by reason of or resulting from any misrepresentation or breach of any representation or warranty, or noncompliance with conditions or other Agreements, given or made by the Company in this Purchase Agreement or in the Disclosure Schedule or Exhibits attached hereto or in any Document delivered by or on behalf of any the Company pursuant to this Purchase Agreement.

                  (b) Except with respect to Claims based upon fraud by the Company in connection with the representations, warranties or covenants of the Company contained in this Purchase Agreement or any of the transactions contemplated by this Purchase Agreement, or as otherwise provided in this Purchase Agreement, the Company shall not be required to provide any indemnification under the provisions of this Section 12.2 unless and until the aggregate losses of the Investor Indemnified Persons exceed $100,000, whereupon the Investor Indemnified Persons shall be entitled to indemnification for the aggregate cumulative amount of losses in excess of such $100,000. In addition, except with respect to Claims based upon fraud by the Company in connection with the representations, warranties or covenants of the Company contained in this Purchase Agreement or any of the transactions contemplated by this Purchase Agreement, or as otherwise provided in this Purchase Agreement, the maximum aggregate amount of indemnification which the Investor Indemnified Parties shall be entitled to from the Company under this Section 12.2 shall be an amount equal to the Purchase Price.

                  (c) Except for Claims of, or based upon, fraud by the Company in connection with the representations, warranties or covenants of the Company contained in this Purchase Agreement or any of the transactions contemplated by this Purchase Agreement, this Section 12.2 and the related procedures contained in Section 12.3 hereof shall provide the sole and exclusive remedy for any and all losses with respect to any inaccuracy in or breach of the representations or warranties or breach or nonperformance of any of the covenants or agreements made by any party in or pursuant to this Purchase Agreement.


         12.3.     Conditions of Indemnification

                  The obligations and liabilities of the Company and the Investor hereunder with respect to their respective indemnities pursuant to this
Section 12, resulting from any Claim shall be subject to the following terms and conditions:

                  (a) The indemnified party shall give prompt written notice to the indemnifying party of any Claim which is asserted against, resulting to, imposed upon or incurred by such indemnified party and which may give rise to liability of the indemnifying party pursuant to this Section 12 stating (to the extent known or reasonably anticipated) the nature and basis of such Claim and the amount thereof.

                  (b) The indemnifying party shall engage counsel with respect to any such Claim, such representation (including the compromise or settlement of any Claim) to be undertaken on behalf of the indemnified party, and the indemnified party shall have right to approve such counsel (such approval not to be unreasonably withheld). In the event the indemnifying party elects not to undertake such defense by its own counsel, the indemnifying party shall give prompt written notice of such election to the indemnified party, and the indemnified party will undertake the defense thereof by counsel or other representatives designated by it, at the cost and expense of the indemnifying party (such costs and expenses of such defense to be advanced by the indemnifying party as incurred by the indemnified party).

                  (c) In the event that any Claim shall arise out of a transaction or cover any period or periods wherein the Company, on the one hand, and the Investor, on the other hand, shall each be liable hereunder for part of the liability or obligation arising therefrom, then the parties shall, each choosing its or his own counsel and bearing its or his own expense, defend such Claim, and no settlement or compromise of such Claim may be made without the joint consent or approval of each party (which consent shall not be unreasonably withheld), except where the respective liabilities and obligations of the parties are clearly allocable or attributable on the basis of objective facts.

                  (d) The amount which any indemnifying party is or may be required to pay any indemnified party pursuant to this Section 12 shall be measured taking into account (i) any income tax savings (and income tax cost attributable to the indemnity payment) actually realized (or occurred) that affect the overall economic impact of the losses to the indemnified party, and
(ii) any insurance proceeds actually realized and adverse insurance consequences incurred (such as premium adjustments and other detriments) that affect the overall economic impact of the losses to the indemnified party.


         12.4.     Specific Performance

                  In addition to any other remedies which the Investor may have at law or in equity, the Company hereby acknowledge that the Company and the Subsidiaries are unique, and that the harm to the Investor resulting from a failure to close the transaction due to breaches by the Company of its obligations cannot be adequately compensated by damages. Accordingly, the Company agree that in the event of a failure to close the transaction as a result of breaches by the Company, the Investor shall have the right to have all obligations, undertakings, Agreements, covenants and other provisions of this Purchase Agreement specifically performed by the Company, and that the Investor shall have the right to obtain an order or decree of such specific performance in any of the courts of the United States of America or of any state or other political subdivision thereof.

13.       TERMINATION


         13.1.     Termination

                  This Purchase Agreement may be terminated at any time before the Closing Date under any one or more of the following circumstances:

                  (a)      by the mutual consent of the parties hereto; or

                  (b) by the Company or the Investor, by written notice of termination to the other parties hereto, if the Closing has not occurred by February 14, 1996.

                  Notwithstanding this Section 13.1, a party who is in breach of any of its obligations or representations and warranties set forth in this Purchase Agreement shall not have the right to terminate this Purchase Agreement.


         13.2.     Effect of Termination

                  In the event of termination of this Purchase Agreement as provided in Section 13.1, this Purchase Agreement shall forthwith become void and have no effect, except that notwithstanding anything to the contrary contained in this Purchase Agreement, no party shall be relieved or released from any liabilities or damages arising out of its willful breach of any provision of this Purchase Agreement or any intentional misrepresentation or breach of warranty hereunder.


14.       MISCELLANEOUS


         14.1.     Additional Actions and Documents

                  Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further Documents, and will obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Purchase Agreement.


         14.2.     No Brokers

                  Each of the parties hereto represents and warrants to the other parties (and to each of them) that such party has not engaged any broker, finder or agent in connection with the transactions contemplated by this Purchase Agreement and has not incurred (and will not incur) any unpaid liability to any broker, finder or agent for any brokerage fees, finders' fees or commissions, with respect to the transactions contemplated by this Purchase Agreement. Each party agrees to indemnify, defend and hold harmless each of the other parties from and against any and all claims asserted against such parties for any such fees or commissions by any persons purporting to act or to have acted for or on behalf of the indemnifying party.


         14.3.     Expenses

                  Each of the parties hereto shall pay all expenses incurred by such party incident to this Purchase Agreement and the transactions contemplated hereunder, including all legal and accounting fees.


         14.4.     Assignment

                  The Investor and GHV shall have the right to assign their respective rights and obligations under this Purchase Agreement, in whole or in part, to an Affiliate wholly owned by GHV or to designate any of its Affiliates (to the extent permitted by Law) to exercise any of the rights of the Investor or GHV, as the case may be, or to perform any of their respective obligations. The Company shall not assign its rights and obligations under this Purchase Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other parties hereto, and any such assignment contrary to the terms hereof shall be null and void and of no force and effect. In no event shall the assignment by the Company, the Investor or GHV of their respective rights or obligations under this Purchase Agreement, whether before or after the Closing, release the Company, the Investor or GHV from their respective liabilities and obligations hereunder.


         14.5.     Entire Agreement; Amendment

                  This Purchase Agreement, including the Disclosure Schedule, the Exhibits and other Documents referred to herein or delivered pursuant hereto, constitutes the entire Agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written Agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Purchase Agreement shall be valid or binding unless set forth in writing and duly executed and delivered by the party against whom enforcement of the amendment, modification, or discharge is sought.

         14.6.     Waiver

                  No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Purchase Agreement or under any other Documents delivered in connection with or pursuant to this Purchase Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.


         14.7.     Consent to Jurisdiction

                  (a) This Purchase Agreement and the duties and obligations of the Company, the Investor, and GHV hereunder and under each of the Documents referred to herein shall be enforceable against any of the Company, the Investor, or GHV in the courts of the United States of America and of the State of Maryland. For such purpose, the Company, the Investor, and GHV hereby irrevocably submit to the non-exclusive jurisdiction of such courts, and agrees that all claims in respect of this Purchase Agreement and such other Documents may be heard and determined in any of such courts.

                  (b) The Company, the Investor, and GHV hereby irrevocably agree that a final judgment of any of the courts specified above in any action or proceeding relating to this Purchase Agreement or to any of the other Documents referred to herein or therein shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.


         14.8.     Severability

                  If any part of any provision of this Purchase Agreement or any other Agreement or document given pursuant to or in connection with this Purchase Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Purchase Agreement.


         14.9.     Governing Law

                  This Purchase Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Maryland (excluding the choice of law rules thereof).


         14.10.    Notices

                  All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Purchase Agreement shall be in writing and shall be hand delivered, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy or telex, addressed as follows:

                  (i)      If to the Investor or GHV:

                           Genesis Holdings, Inc.
                           Genesis Health Ventures, Inc.
                           148 West State Street
                           Kennett Square, Pennsylvania  19348
                           Attention:  George V. Hager and John F. DePodesta
                           Telecopy:  610-444-4483

                  with a copy (which shall not constitute notice) to:

                           Hogan & Hartson L.L.P.
                           555 Thirteenth Street, N.W.
                           Washington, D.C.  20004
                           Attention:  Michael C. Williams
                           Telecopy:  202-637-5910

                  (ii)     If to the Company:

                           Doctors Health System, Inc.
                           10451 Mill Run Road
                           Owings Mills, Maryland  21117
                           Attention:  Paul A. Serini
                           Telecopy:  410-654-5806

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand delivered, sent, mailed, telecopied or telexed in the manner described above, or which shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or (with respect to a telecopy or telex) the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.


         14.11.    Headings

                  Section headings contained in this Purchase Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Purchase Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.


         14.12.    Execution in Counterparts

                  To facilitate execution, this Purchase Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single Agreement. It shall not be necessary in making proof of this Purchase Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.


         14.13.    Limitation on Benefits

                  The covenants, undertakings and agreements set forth in this Purchase Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns, except that the agreements set forth in Section 12 also shall be for the benefit of, and enforceable by, Investor Indemnified Persons and their respective successors, heirs, executors, administrators, legal representatives or permitted assigns.


         14.14.    Binding Effect

                  Subject to any provisions hereof restricting assignment, this Purchase Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and assigns.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Purchase Agreement, or have caused this Purchase Agreement to be duly executed on their behalf, as of the day and year first above written.

                                    COMPANY

                                    DOCTORS HEALTH SYSTEM, INC.


                                    By:
                                    Name:
                                    Title:


                                    INVESTOR

                                    GENESIS HOLDINGS, INC.


                                    By:
                                    Name:
                                    Title:


                                    GHV

                                    GENESIS HEALTH VENTURES, INC.


                                    By:
                                    Name:
                                    Title:

                                   EXHIBIT A
                           TO NOTE PURCHASE AGREEMENT

                                  DEFINITIONS


                  "Advance" means an advance of funds in payment of the purchase.

                  "Advance Date" has the meaning set forth in Section 9 hereof.

                  "Affiliate" means: (a) with respect to a person, any member of such person's family; (b) with respect to an entity, any officer, director, stockholder, partner or investor of or in such entity or of or in any Affiliate of such entity; and (c) with respect to a person or entity, any person or entity which directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with such person or entity.

                  "Agreement" means any concurrence of understanding and intention between two or more persons (or entities) with respect to their relative rights and/or obligations or with respect to a thing done or to be done (whether or not conditional, executory, express, implied, in writing or meeting the requirements of contract), including, without limitation, contracts, leases, promissory notes, covenants, easements, rights of way, covenants, commitments, arrangements and understandings.

                  "Assets" means assets of every kind and everything that is or may be available for the payment of liabilities (whether inchoate, tangible or intangible), including, without limitation, real and personal property.

                  "Assignment" means the Collateral Assignment of Rights Under Physician Services Organization Agreements, of even date herewith, made by the Company for the benefit of the Investor, as may be amended, modified or supplemented.


                  "Claims" means all demands, claims, pending or threatened actions or causes of action, suits, orders, legal proceedings, formal or informal notice of any complaint, directive, citation, notice of responsibility or potential responsibility, information request, assessments, losses, damages (including, without limitation, diminution in value), liabilities, costs and expenses, including, without limitation, interest, penalties and attorneys' fees and disbursements.

                  "Class B Common Stock" means the shares of Class B common stock, $.01 par value per share, of the Company.

                  "Class C Common Stock" means the shares of Class C common stock, $.01 par value per share, of the Company.

                  "Closing" means the closing of the sale and purchase of the Note and the funding of the Initial Advance.

                  "Closing Date" has the meaning set forth in Section 11.1.

                  "Code" means the Internal Revenue Code of 1986, as amended, and all Laws promulgated pursuant thereto or in connection therewith.

                  "Common Control Entity" means any trade or business under common control (as such term is defined in Section 414(b) or 414(c) of the Code) with the Company or any Subsidiary.

                  "Company" means Doctors Health System, Inc., a Maryland corporation.

                  "Company Tax Returns" means all federal, state, local and other applicable tax returns, declarations of estimated tax reports required to be filed by, or which include, the Company or any of the Subsidiaries or the Medical Groups (without regard to extensions of time permitted by law or otherwise).

                  "Consolidated" means, with respect to financial statements, a consolidation with respect to the reporting of assets, liabilities and operating accounts of the Company and its international operations.

                  "Conversion Price" has the meaning set forth in Section 2.5 hereof.

                  "Control" means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by Agreement or otherwise).

                  "DOL" means the Department of Labor or its successors.

                  "Disclosure Schedule" means the disclosure schedule identified as the Disclosure Schedule to the Purchase Agreement.

                  "Documents" means any paper or other material (including, without limitation, computer storage media) on which is recorded (by letters, numbers or other marks) information that may be evidentially used, including, without limitation, legal opinions, mortgages, indentures, notes, instruments, leases, Agreements, insurance policies, reports, studies, financial statements (including, without limitation, the notes thereto), other written financial information, schedules, certificates, charts, maps, plans, photographs, letters, memoranda and all similar materials.

                  "Encumbrance" means, with respect to any Asset, any mortgage, lien, pledge, encumbrance, security interest, deed of trust, order, decree, judgment, charge, or any other type of arrangement that has the effect of creating a security interest in respect of such Asset.


                  "Environmental   Laws"  means  any  Laws  (including   without
limitation, the Comprehensive Environmental Response, Compensation, and Liability Act), now or hereafter in effect relating to the generation, production, installation, use, storage, treatment, transportation, release, threatened release, or disposal of Hazardous Materials, noise control, or the protection of human health, safety, natural resources, animal health or welfare, or the environment.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all Laws promulgated pursuant thereto or in connection therewith.

                   "ESOP" means an "employee stock ownership plan" as such term is defined in Section 407(d)(6) of ERISA or Section 4975(e)(7) of the Code.

                  "Exhibit" means an exhibit attached to the Purchase Agreement.

                  "401(k) Plan" means the 401(k) employee benefit plan adopted by the Company effective January 1, 1996.

                  "Future Advances" means monthly Advances to the Company after April 1, 1997 as contemplated in Section 2.2.2 hereof.

                  "GHV" means Genesis Health Ventures, Inc., a Pennsylvania corporation.

                  "GHV Services" has the meaning set forth in Section 3.27 hereof.

                  "Hart-Scott-Rodino"  means  the  Hart-Scott-Rodino   Antitrust
Improvements Act of 1976, as amended, and all Laws promulgated pursuant thereto or in connection therewith.


                  "Hazardous Materials" means any wastes, substances, radiation, or materials (whether solids, liquids or gases) which are subject to regulation under any Environmental Laws; (iii) the presence of which on the Real Property cause or threaten to cause a nuisance pursuant to applicable statutory or common law upon the Real Property or to adjacent properties; (iv) without limitation, which contain polychlorinated biphenyls (PCBs), asbestos, lead-based paints, urea-formaldehyde foam insulation, and petroleum or petroleum products (including, without limitation, crude oil or any fraction thereof) or (iv) which pose a hazard to human health, safety, natural resources, industrial hygiene, or the environment, or an impediment to working conditions.

                  "Individual Account Plan" means a Plan that is or was an "individual account plan" as such term is defined in Section 3(34) of ERISA.

                  "Initial Advance" means the initial Advance made to the Company at the Closing as contemplated in Section 2.2.1 hereof.

                  "Intellectual Property" means all franchises, patents, patent qualifications, trademarks, service marks, trade names, trade styles, brands, private labels, copyrights, know-how, computer software, industrial designs and drawings and general intangibles of a like nature, trade secrets, licenses, and rights and filings with respect to the foregoing, and all reissues, extensions and renewals thereof.

                  "Investor"   means   Genesis   Holdings,  Inc.,   a   Delaware
corporation and a wholly-owned subsidiary of GHV.

                  "Investor  Indemnified  Persons"  means the  Investor  and its
respective  Affiliates,   employees,   representatives,   agents,  officers  and
directors.

                  "Laws" means all federal, state and local statutes, laws, ordinances, regulations, rules, resolutions, orders, determinations, writs, injunctions, awards (including, without limitation, awards of any arbitrator), judgments and decrees applicable to the specified persons or entities and to the businesses and Assets thereof (including, without limitation, Laws relating to securities registration and regulation; the performance of professional medical services; the provision and administration of insured and self-funded healthcare benefits; the sale, leasing, ownership or management of real property; employment practices, terms and conditions, and wages and hours; building standards, land use and zoning; safety, health and fire prevention; and environmental protection, including Environmental Laws).

                  "Material  Assets"   means Assets having an aggregate value in
excess of $250,000.

                  "Maturity  Date"   has  the meaning set forth in Section 2.4.1
hereof.

                  "Medical Groups" means Baltimore Medical Group, LLC, Carroll Medical Group, LLC, and Cumberland Valley Medical Group, LLC.

                  "Multiemployer Plan" means a "multiemployer plan" as such term is defined in Section 3(37) of ERISA.

                  "Note" has the meaning set forth in Section 2.1 hereof.

                  "Operating Plan" has the meaning set forth in Section 3.6(b) hereof.

                  "Option Agreement" means the Amended and Restated Option Agreement dated as of September 4, 1996 substantially in the form attached hereto as Exhibit D.

                  "Ordinary   Course  of  Business"  means  ordinary  course  of
business consistent with past practices and prudent business operations.

                  "Other Arrangement" means a benefit program or practice providing for bonuses, incentive compensation, vacation pay, severance pay, insurance, restricted stock, stock options, employee discounts, company cars, tuition reimbursement or any other perquisite or benefit (including, without limitation, any fringe benefit under Section 132 of the Code) to employees, officers or independent contractors that is not a Plan.

                  "Outstanding  Principal  Amount"  has the meaning set forth in
Section 2.3 hereof.

                  "Pension Plan" means an "employee pension benefit plan" as such term is defined in Section 3(2) of ERISA.

                  "Permanent  Financing"   has  the meaning set forth in Section
2.4.1 hereof.

                  "Permits" has the meaning set forth in Section 3.26.2 hereof.

                  "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization, government or department or agency of a government.

                  "Plan" means any plan, program or arrangement, whether or not written, that is or was an "employee benefit plan" as such term is defined in
Section 3(3) of ERISA and (a) which is maintained by the Company or any Subsidiary or Medical Group; (b) to which the Company or any Subsidiary or Medical Group contributed or was obligated to contribute or to fund or provide benefits; or (c) which provides or promises benefits to any person who performs or who has performed services for the Company or any Subsidiary or Medical Group and because of those services is or has been (i) a participant therein or (ii) entitled to benefits thereunder. The term "Plan" shall not include any plan maintained by any Person prior to such Person's affiliation with a Subsidiary or a Medical Group.

                  "Proposal" means any proposal, offer or indication of interest from any Person, entity or group relating to any acquisition or purchase of all or (other than in the Ordinary Course of Business) any portion of the assets of, or any equity in, the Company or any business combination with the Company, other than the transactions contemplated by the Purchase Agreement.

                  "Purchase Agreement" means this Note Purchase Agreement, including the Disclosure Schedule and all Exhibits hereto.

                  "Qualified Plan" means a Pension Plan that satisfies, or is intended by the Company to satisfy, the requirements for tax qualification described in Section 401 of the Code.


                  "Real Property" means any real property currently operated or leased, or formerly owned, operated, or leased, by the Company, its Subsidiaries or any Medical Group.


                  "Registration Statement" has the meaning set forth in  Section
3.28 hereof.


                  "Restated Articles" means the articles of amendment and restatement of the Company in the form attached hereto as Exhibit F.

                  "Section"   means  a Section (or a subsection) of the Purchase
Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended, and all laws promulgated pursuant thereto or in connection therewith.

                  "Security Agreement" means the Security Agreement, of even date herewith, between the Company and the Investor, as may be amended, modified or supplemented.

                  "Senior Debt" means certain indebtedness of the Company in a principal amount not to exceed $4,000,000 owing to NationsBank, N.A. pursuant to that certain Loan Agreement, dated as of December 1, 1995, between the Company and NationsBank, N.A.

                  "Series C Preferred" means the Series C Preferred Stock of the Company.

                  "Stock Purchase Agreement" means the Stock Purchase Agreement dated as of September 4, 1996 between the Company and GHV.

                  "Subsidiary" means a corporation or other entity of which at least 80% of the outstanding securities or other interests having rights to vote or otherwise exercise Control are held, directly or indirectly, by the Company.

                  "Taxes" means all federal, state and local taxes (including, without limitation, income, profit, franchise, sales, use, real property, personal property, ad valorem, excise, employment, social security and wage withholding taxes) and installments of estimated taxes, assessments, deficiencies, levies, imports, duties, license fees, registration fees, withholdings, or other similar charges of every kind, character or description imposed by any governmental or quasi-governmental authorities, and any interest, penalties or additions to tax imposed thereon or in connection therewith.

                  "Title I Plan" means a Plan that is subject to Title I of ERISA.

                  "Welfare Plan" means an "employee welfare benefit plan" as such term is defined in Section 3(1) of ERISA.

                                TABLE OF CONTENTS
                                                                                                    Page
1. DEFINITIONS.......................................................................................1
2. SALE AND PURCHASE OF  NOTE........................................................................1
      2.1. Sale and Purchase of Note.................................................................1
      2.2. Purchase Price; Advances..................................................................2
      2.3. Interest..................................................................................2
      2.4. Repayments and Prepayments................................................................3
      2.5. Conversion................................................................................3
3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.....................................................4
      3.1. Organization and Standing.................................................................4
      3.2. Subsidiaries..............................................................................4
      3.3. Articles of Incorporation and Bylaws......................................................5
      3.4. Capitalization............................................................................5
      3.5. Directors, Officers and Employees.........................................................6
      3.6. Financial Statements......................................................................6
      3.7. No Liabilities............................................................................7
      3.8. Accounts Receivable.......................................................................7
      3.9. Taxes.....................................................................................7
      3.10. Conduct of Business; Absence of Material Adverse Change..................................9
      3.11. Title to Property and Assets.............................................................10
      3.12. Insurance................................................................................10
      3.13. Intellectual Property....................................................................11
      3.14. Debt Instruments.........................................................................11
      3.15. Leases...................................................................................12
      3.16. Other Agreements.........................................................................12
      3.17. Books and Records........................................................................14
      3.18. Litigation; Disputes.....................................................................14
      3.19. Labor Relations..........................................................................14
      3.20. Pension and Benefit Plans................................................................15
      3.21. Environmental............................................................................17
      3.22. Transactions with Related Parties........................................................18
      3.23. Restrictions and Consents................................................................18
      3.24. Authorization............................................................................18
      3.25. Absence of Violations....................................................................19
      3.26. Regulatory Matters.......................................................................19
      3.27. Certain Future Relationships.............................................................22
      3.28. SEC Registration.........................................................................22
      3.29. Binding Obligation.......................................................................22
      3.30. Status of Shares.........................................................................22
      3.31. Offering of Shares.......................................................................23
      3.32. Disclosure...............................................................................23
4. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR....................................................23
      4.1. Organization and Standing.................................................................23
      4.2. Authorization.............................................................................24
      4.3. Binding Obligation........................................................................24
      4.4. Hart-Scott-Rodino.........................................................................24
      4.5. Certain Future Relationships..............................................................24
5. RESTRICTED SECURITIES.............................................................................24
      5.1. No Registration Under the Securities Act..................................................25
      5.2. Acquisition for Investment................................................................25
      5.3. Evaluation of Merits and Risks of Investment..............................................25
6. ADDITIONAL COVENANTS OF THE COMPANY...............................................................25
      6.1. Reports...................................................................................26
      6.2. Certain Future Relationships..............................................................26
      6.3. Actions Prompting Redemptions.............................................................27
      6.4. Use of Proceeds...........................................................................29
      6.5. Acquisition of Specialist Groups..........................................................29
      6.6. No Material Change to Business Plan.......................................................29
      6.7. Reservation of Shares.....................................................................29
7. CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS AT THE CLOSING..................................30
      7.1. Representations and Warranties............................................................30
      7.2. Performance...............................................................................30
      7.3. Legal Proceedings.........................................................................30
      7.4. Option Agreement..........................................................................30
      7.5. Amended and Restated Stockholders Agreement...............................................31
      7.6. Amended and Restated Registration Rights Agreement........................................31
      7.7. Documents at Closing......................................................................31
8. CONDITIONS PRECEDENT TO THE INVESTOR'S OBLIGATIONS AT THE CLOSING.................................31
      8.1. Representations and Warranties............................................................31
      8.2. Performance...............................................................................32
      8.3. Absence of Adverse Changes................................................................32
      8.4. Legal Proceedings.........................................................................32
      8.5. Officer's Certificate.....................................................................32
      8.6. Opinion of Counsel........................................................................32
      8.7. Restated Articles.........................................................................32
      8.8. Option Agreement..........................................................................33
      8.9. Amended and Restated Stockholders Agreement...............................................33
      8.10. Amended and Restated Registration Rights Agreement.......................................33
      8.11. Submission of Advance Request............................................................33
      8.12. Documents at Closing.....................................................................33
      8.13. Consents.................................................................................33
9. CONDITIONS PRECEDENT TO THE INVESTOR'S OBLIGATIONS TO MAKE EACH FUTURE ADVANCE....................34
      9.1. Absence of Violations.....................................................................34

      9.2. Performance...............................................................................34
      9.3. Legal Proceedings.........................................................................34
      9.4. Submission of Advance Request.............................................................35
      9.5. Officer's Certificate.....................................................................35
10. EVENTS OF DEFAULT; REMEDIES......................................................................35
      10.1. Events of Default........................................................................35
      10.2. Remedies.................................................................................36
11. THE CLOSING......................................................................................37
      11.1. Closing..................................................................................37
      11.2. Deliveries by the Company to the Investor................................................37
      11.3. Deliveries by the Investor to the Company................................................38
12. SURVIVAL OF REPRESENTATIONS AND COVENANTS; INDEMNIFICATION; REMEDIES; TAX MATTERS................38
      12.1. Survival of Representations and Covenants................................................38
      12.2. Agreement of the Company to Indemnify....................................................38
      12.3. Conditions of Indemnification............................................................39
      12.4. Specific Performance.....................................................................40
13. TERMINATION......................................................................................41
      13.1. Termination..............................................................................41
      13.2. Effect of Termination....................................................................41
14. MISCELLANEOUS....................................................................................41
      14.1. Additional Actions and Documents.........................................................41
      14.2. No Brokers...............................................................................41
      14.3. Expenses.................................................................................42
      14.4. Assignment...............................................................................42
      14.5. Entire Agreement; Amendment..............................................................42
      14.6. Waiver...................................................................................43
      14.7. Consent to Jurisdiction..................................................................43
      14.8. Severability.............................................................................43
      14.9. Governing Law............................................................................43
      14.10. Notices.................................................................................44
      14.11. Headings................................................................................45
      14.12. Execution in Counterparts...............................................................45
      14.13. Limitation on Benefits..................................................................45
      14.14. Binding Effect..........................................................................45

Exhibit A                  Definitions
Exhibit B                  Convertible Subordinated Note
Exhibit C                  Advance Request
Exhibit D                  Option Agreement
Exhibit E                  Stockholders Agreement
Exhibit F                  Registration Rights Agreement
Exhibit G                  Form of Opinion of Company
Exhibit H                  Restated Articles